Financial Supplement
2013 Third Quarter Report

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Corporate & Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: On December 30, 2011, we sold our wholly-owned subsidiary, EquiTrust Life Insurance Company. We recognized an additional loss on the sale of subsidiary of $2.3 million, net of tax, during the first quarter 2012 as a result of post-closing sales price adjustments. As a result of the sale, our consolidated financial statements are presented to reflect the operations of the component sold as discontinued operations.

In connection with the EquiTrust Life Sale, during the first quarter of 2012, we completed the required redemption of $175.0 million of our long-term debt in accordance with the mandatory redemption provisions of the underlying notes. The make-whole redemption price of $210.9 million, which included repayment of principal, accrued interest and a make-whole premium, was funded from assets held in two irrevocable debt defeasance trusts. The make-whole redemption premium was based on U.S. Treasury yields and considered an embedded derivative with a fair value of $33.1 million at December 31, 2011. The change in fair value during 2012 was offset by the write off of deferred debt issuance costs and reported in other expenses in the consolidated statements of operations. In addition, we began repurchasing stock in the fourth quarter of 2011 under a stock repurchase plan approved by the Board of Directors.

Additional information regarding the impact of adopting the new accounting guidance, the sale of EquiTrust Life and our capital management initiatives can be found in our filings with the SEC.

NOTE 2: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments, changes in net unrealized gains and losses on derivatives, discontinued operations and loss on debt redemption associated with disposed operations.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. Also, the discontinued operations and loss on debt redemption are nonrecurring items. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these mismatches and nonrecurring items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	September 30, 2013	December 31, 2012
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2013 - $5,853,234; 2012 - $5,637,608)	$6,145,472	$6,265,745
Equity securities - available for sale, at fair value (cost: 2013 - $85,800; 2012 - $82,140)	87,394	86,253
Mortgage loans	573,383	554,843
Real estate	4,093	4,668
Policy loans	175,535	174,254
Short-term investments	55,066	74,516
Other investments	726	371
Total investments	7,041,669	7,160,650

Cash and cash equivalents	6,055	78,074
Securities and indebtedness of related parties	121,163	100,606
Accrued investment income	80,409	69,965
Amounts receivable from affiliates	12,582	3,931
Reinsurance recoverable	96,469	98,238
Deferred acquisition costs	318,566	204,326
Value of insurance in force acquired	22,860	17,154
Current income taxes recoverable	—	6,735
Other assets	67,415	59,238
Assets held in separate accounts	665,252	618,809

Total assets	$8,432,440	$8,417,726

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	September 30, 2013	December 31, 2012
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,256,635	$4,050,846
Traditional life insurance and accident and health products	1,501,018	1,457,075
Other policy claims and benefits	41,767	39,072
Supplementary contracts without life contingencies	352,420	361,273
Advance premiums and other deposits	234,292	226,485
Amounts payable to affiliates	—	1,658
Short-term debt payable to non-affiliates	25,000	—
Long-term debt payable to affiliates	—	50,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	12,908	—
Deferred income taxes	123,644	208,433
Other liabilities	85,906	94,828
Liabilities related to separate accounts	665,252	618,809
Total liabilities	7,395,842	7,205,479

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,705,799 shares in 2013 and 24,282,184 shares in 2012	133,791	115,706
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2013 and 1,192,890 shares in 2012	72	7,522
Accumulated other comprehensive income	135,316	289,853
Retained earnings	764,393	796,110
Total FBL Financial Group, Inc. stockholders' equity	1,036,572	1,212,191
Noncontrolling interest	26	56
Total stockholders' equity	1,036,598	1,212,247
Total liabilities and stockholders' equity	$8,432,440	$8,417,726

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues:
Interest sensitive product charges	$32,270	$25,638	$84,369	$75,060
Traditional life insurance premiums	43,883	41,886	134,875	130,917
Net investment income	93,382	93,482	277,090	269,793
Net realized capital gains on sales of investments	1,458	5,379	12,825	10,669

Total other-than-temporary impairment losses	(5,015)	(6,208)	(5,860)	(21,188)
Non-credit portion in other comprehensive income	4,250	2,291	4,250	12,070
Net impairment losses recognized in earnings	(765)	(3,917)	(1,610)	(9,118)
Other income	3,288	2,891	10,698	13,625
Total revenues	173,516	165,359	518,247	490,946

Benefits and expenses:
Interest sensitive product benefits	53,488	48,640	150,411	147,050
Traditional life insurance benefits	39,726	37,473	119,795	116,925
Policyholder dividends	3,244	3,279	9,997	10,893
Underwriting, acquisition and insurance expenses	33,070	39,939	105,429	107,040
Interest expense	1,833	2,007	5,646	5,972
Other expenses	5,037	3,986	14,239	16,492
Total benefits and expenses	136,398	135,324	405,517	404,372
	37,118	30,035	112,730	86,574
Income taxes	(11,962)	(10,606)	(36,923)	(29,620)
Equity income, net of related income taxes	1,829	1,058	5,669	3,309
Net income from continuing operations	26,985	20,487	81,476	60,263
Discontinued operations:
Loss on sale of subsidiary	—	—	—	(2,252)
Income (loss) from discontinued operations, net of tax	—	55	—	(709)
Total income (loss) from discontinued operations	—	55	—	(2,961)
Net income	26,985	20,542	81,476	57,302
Net loss (gain) attributable to noncontrolling interest	68	(66)	130	52
Net income attributable to FBL Financial Group, Inc.	$27,053	$20,476	$81,606	$57,354

Comprehensive income attributable to FBL Financial Group, Inc.	$(2,419)	$75,798	$(72,931)	$167,941

Earnings per common share:
Income from continuing operations	$1.05	$0.77	$3.17	$2.14
Loss from discontinued operations	—	—	—	(0.10)
Earnings per common share	$1.05	$0.77	$3.17	$2.04
Earnings per common share - assuming dilution:
Income from continuing operations	$1.04	$0.76	$3.14	$2.11
Loss from discontinued operations	—	—	—	(0.10)
Earnings per common share - assuming dilution	$1.04	$0.76	$3.14	$2.01

Cash dividends per common share	$0.15	$0.10	$0.37	$0.30
Special cash dividend per common share	$2.00	$—	$2.00	$—

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Operating revenues:
Interest sensitive product charges	$25,662	$26,304	$25,292	$26,848	$32,177
Traditional life insurance premiums	41,886	44,169	44,934	46,058	43,883
Net investment income	92,544	91,201	91,402	93,579	94,449
Other income	2,891	3,643	3,714	3,696	3,288
Total operating revenues	162,983	165,317	165,342	170,181	173,797

Benefits and expenses:
Interest sensitive product benefits	48,553	49,355	48,509	48,721	53,438
Traditional life insurance benefits	37,461	39,360	39,798	40,263	39,726
Policyholder dividends	3,279	3,382	3,358	3,395	3,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,552	6,332	8,184	7,391	5,696
Amortization of deferred acquisition costs	12,977	7,483	6,102	9,462	7,978
Amortization of value of insurance in force acquired	2,562	687	537	782	632
Other underwriting expenses	19,147	18,588	20,105	19,183	19,857
Total underwriting, acquisition and insurance expenses	40,238	33,090	34,928	36,818	34,163
Interest expense	2,007	1,980	1,975	1,838	1,833
Other expenses	3,986	4,054	4,384	4,818	5,037
Total benefits and expenses	135,524	131,221	132,952	135,853	137,441
	27,459	34,096	32,390	34,328	36,356
Income taxes	(9,705)	(11,321)	(10,596)	(11,253)	(11,694)
Net loss (gain) attributable to noncontrolling interest	(66)	31	28	34	68
Equity income, net of related income taxes	1,058	1,374	1,312	2,528	1,829
Operating income	18,746	24,180	23,134	25,637	26,559

Realized gains/losses on investments, net of offsets	1,324	(1,774)	1,895	4,413	406
Change in net unrealized gains/losses on derivatives, net of offsets	351	158	(63)	(463)	88
Net impact of discontinued operations	55	22	—	—	—
Net income attributable to FBL Financial Group, Inc.	$20,476	$22,586	$24,966	$29,587	$27,053

Operating income per common share - assuming dilution	$0.70	$0.93	$0.89	$0.98	$1.02
Earnings per common share - assuming dilution	$0.76	$0.86	$0.96	$1.13	$1.04

Weighted average common shares outstanding (in thousands):
Basic	26,562	25,779	25,598	25,833	25,770
Effect of dilutive securities	305	315	272	243	260
Diluted	26,867	26,094	25,870	26,076	26,030

Operating return on equity, excluding AOCI - last twelve months	8.1%	8.8%	9.3%	9.8%	10.7%
Operating return on equity, including AOCI - last twelve months	6.6%	7.0%	7.3%	7.7%	8.5%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended September 30, 2013	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$279	$20,831	$11,067	$32,177
Traditional life insurance premiums	—	43,883	—	43,883
Net investment income	50,156	35,210	9,083	94,449
Other income	—	(73)	3,361	3,288
Total operating revenues	50,435	99,851	23,511	173,797

Benefits and expenses:
Interest sensitive product benefits	25,754	19,639	8,045	53,438
Traditional life insurance benefits	—	39,726	—	39,726
Policyholder dividends	—	3,244	—	3,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	458	4,407	831	5,696
Amortization of deferred policy acquisition costs	2,748	4,667	563	7,978
Amortization of value of insurance in force acquired	208	424	—	632
Other underwriting expenses	4,840	13,481	1,536	19,857
Total underwriting, acquisition and insurance expenses	8,254	22,979	2,930	34,163
Interest expense	—	—	1,833	1,833
Other expenses	—	—	5,037	5,037
Total benefits and expenses	34,008	85,588	17,845	137,441
	16,427	14,263	5,666	36,356
Net loss attributable to noncontrolling interest	—	—	68	68
Equity loss, before tax	—	—	(1,325)	(1,325)
Pre-tax operating income	$16,427	$14,263	$4,409	$35,099

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended September 30, 2012	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$166	$13,827	$11,669	$25,662
Traditional life insurance premiums	—	41,886	—	41,886
Net investment income	49,301	35,089	8,154	92,544
Other income	—	(57)	2,948	2,891
Total operating revenues	49,467	90,745	22,771	162,983

Benefits and expenses:
Interest sensitive product benefits	25,717	14,883	7,953	48,553
Traditional life insurance benefits	—	37,461	—	37,461
Policyholder dividends	—	3,279	—	3,279
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	590	4,073	889	5,552
Amortization of deferred acquisition costs	4,124	5,482	3,371	12,977
Amortization of value of insurance in force acquired	2,024	538	—	2,562
Other underwriting expenses	4,899	12,159	2,089	19,147
Total underwriting, acquisition and insurance expenses	11,637	22,252	6,349	40,238
Interest expense	—	—	2,007	2,007
Other expenses	—	—	3,986	3,986
Total benefits and expenses	37,354	77,875	20,295	135,524
	12,113	12,870	2,476	27,459
Net gain attributable to noncontrolling interest	—	—	(66)	(66)
Equity loss, before tax	—	—	(644)	(644)
Pre-tax operating income	$12,113	$12,870	$1,766	$26,749

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$166	$212	$313	$344	$279
Net investment income	49,301	48,317	47,794	48,889	50,156
Other income	—	6	—	—	—
Total operating revenues	49,467	48,535	48,107	49,233	50,435

Benefits and expenses:
Interest sensitive product benefits	25,717	25,582	24,679	25,399	25,754
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	590	475	937	595	458
Amortization of deferred acquisition costs	4,124	2,875	2,821	1,160	2,748
Amortization of value of insurance in force acquired	2,024	282	164	369	208
Other underwriting expenses	4,899	4,060	4,825	4,637	4,840
Total underwriting, acquisition and insurance expenses	11,637	7,692	8,747	6,761	8,254
Total benefits and expenses	37,354	33,274	33,426	32,160	34,008
Pre-tax operating income	$12,113	$15,261	$14,681	$17,073	$16,427

Selected balance sheet data, securities at cost:
Assets:
Investments	$3,533,318	$3,497,525	$3,498,745	$3,642,460	$3,639,855
Deferred acquisition costs	83,269	82,396	82,653	83,352	82,734
Value of insurance in force acquired	9,640	9,307	9,133	8,737	8,531

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,061,295	$3,048,797	$3,053,711	$3,136,084	$3,162,323
Other insurance reserves	382,989	383,340	382,600	380,612	377,388
Allocated equity, excluding AOCI	268,654	267,707	261,160	267,269	269,018

Other data:
Number of direct contracts	53,941	53,757	53,594	53,265	53,232

Portfolio yield net of assumed defaults	5.40%	5.31%	5.26%	5.18%	5.14%
Credited rate	3.05	3.03	3.00	2.99	2.99
Spread on fixed annuities at end of quarter (1)	2.35%	2.28%	2.26%	2.19%	2.15%

Interest sensitive reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$2,302,564	$2,323,328	$2,338,272	$2,376,892	$2,398,586
Deposits	55,610	54,114	77,115	60,470	56,325
Withdrawals, surrenders and death benefits	(35,560)	(41,005)	(40,111)	(46,431)	(37,407)
Net flows	20,050	13,109	37,004	14,039	18,918

Policyholder interest	17,570	17,080	17,230	17,382	17,478
Annuitizations and other	(16,856)	(15,245)	(15,614)	(9,727)	(10,780)
Balance, end of period	2,323,328	2,338,272	2,376,892	2,398,586	2,424,202
Other interest sensitive reserves	737,967	710,525	676,819	737,498	738,121
Total interest sensitive product reserves	$3,061,295	$3,048,797	$3,053,711	$3,136,084	$3,162,323

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$13,827	$14,592	$13,737	$14,500	$20,831
Traditional life insurance premiums	41,886	44,169	44,934	46,058	43,883
Net investment income	35,089	34,300	34,729	35,064	35,210
Other income	(57)	(55)	(62)	(69)	(73)
Total operating revenues	90,745	93,006	93,338	95,553	99,851

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	7,075	7,827	7,448	7,731	8,057
Death benefits and other	7,808	7,212	9,875	9,631	11,582
Total interest sensitive product benefits	14,883	15,039	17,323	17,362	19,639
Traditional life insurance benefits:
Death benefits	16,261	17,631	18,368	15,680	18,740
Surrender and other benefits	12,220	7,517	9,101	9,064	8,263
Increase in traditional life future policy benefits	8,980	14,212	12,329	15,519	12,723
Total traditional life insurance benefits	37,461	39,360	39,798	40,263	39,726
Policyholder dividends	3,279	3,382	3,358	3,395	3,244
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,073	4,971	6,100	5,866	4,407
Amortization of deferred acquisition costs	5,482	4,491	3,022	4,385	4,667
Amortization of value of insurance in force acquired	538	405	373	413	424
Other underwriting expenses	12,159	12,960	13,432	12,866	13,481
Total underwriting, acquisition and insurance expenses	22,252	22,827	22,927	23,530	22,979
Total benefits and expenses	77,875	80,608	83,406	84,550	85,588
Pre-tax operating income	$12,870	$12,398	$9,932	$11,003	$14,263

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,277,934	$2,315,174	$2,341,579	$2,404,847	$2,462,296
Deferred acquisition costs	194,351	199,266	205,065	209,078	210,818
Value of insurance in force acquired	23,612	23,193	22,796	22,381	21,957

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$668,699	$686,067	$707,123	$736,341	$761,236
Other insurance reserves	1,595,819	1,615,088	1,633,287	1,649,913	1,660,841
Allocated equity, excluding AOCI	286,382	294,159	279,656	286,444	292,699

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	353,358	355,519	356,408	357,192	356,605
Number of direct policies - universal life	58,958	59,833	60,150	60,533	60,518
Direct face amounts - traditional life	$39,617,946	$40,333,397	$41,017,541	$41,696,782	$42,030,894
Direct face amounts - universal life	$5,666,272	$5,806,602	$5,904,084	$6,007,750	$6,062,960

Portfolio yield net of assumed defaults	5.83%	5.74%	5.58%	5.53%	5.49%
Credited rate	4.12	4.08	4.10	4.08	4.04
Spread on universal life at end of quarter (1)	1.71%	1.66%	1.48%	1.45%	1.45%

Interest sensitive reserve activity:
Balance, beginning of period	$658,735	$668,699	$686,067	$707,123	$736,341
Deposits	20,703	28,349	33,049	40,014	33,649
Withdrawals and surrenders	(3,688)	(4,394)	(4,347)	(5,064)	(4,206)
Net flows	17,015	23,955	28,702	34,950	29,443

Policyholder interest	6,382	7,116	6,773	6,950	7,193
Policy charges	(13,918)	(15,222)	(14,714)	(15,202)	(15,050)
Benefits and other	485	1,519	295	2,520	3,309
Balance, end of period	$668,699	$686,067	$707,123	$736,341	$761,236

(1)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,669	$11,500	$11,242	$12,004	$11,067
Net investment income	8,154	8,584	8,879	9,626	9,083
Other income	2,948	3,692	3,776	3,765	3,361
Total operating revenues	22,771	23,776	23,897	25,395	23,511

Benefits and expenses:
Interest sensitive product benefits	7,953	8,734	6,507	5,960	8,045
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	889	886	1,147	930	831
Amortization of deferred acquisition costs	3,371	117	259	3,917	563
Other underwriting expenses	2,089	1,568	1,848	1,680	1,536
Total underwriting, acquisition and insurance expenses	6,349	2,571	3,254	6,527	2,930
Interest expense	2,007	1,980	1,975	1,838	1,833
Other expenses	3,986	4,054	4,384	4,818	5,037
Total benefits and expenses	20,295	17,339	16,120	19,143	17,845
	2,476	6,437	7,777	6,252	5,666
Net loss (gain) attributable to noncontrolling interest	(66)	31	28	34	68
Equity income (loss), before tax	(644)	100	(707)	(245)	(1,325)
Pre-tax operating income	$1,766	$6,568	$7,098	$6,041	$4,409

Selected balance sheet data, securities at cost:
Assets:
Investments	$591,857	$715,701	$720,919	$693,058	$645,686
Deferred acquisition costs	95,063	94,984	95,286	91,361	92,225
Separate account assets	634,402	618,809	651,474	641,248	665,252

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$306,249	$315,982	$322,497	$326,726	$329,495
Other insurance reserves	95,870	99,031	98,270	95,402	95,213
Separate account liabilities	634,402	618,809	651,474	641,248	665,252
Allocated equity, excluding AOCI	359,881	357,472	402,358	414,728	336,539

Rollforward of separate account balances:
Beginning separate account balance	$617,538	$634,402	$618,809	$651,474	$641,248
Net premiums	2,127	(1,253)	5,847	8,214	5,114
Net investment income	33,305	5,433	47,848	2,112	36,448
Charges, benefits and surrenders	(18,568)	(19,773)	(21,030)	(20,552)	(17,558)
Ending separate account balance	$634,402	$618,809	$651,474	$641,248	$665,252

Other data:
Number of direct contracts - variable annuity	14,088	13,885	13,643	13,458	13,138
Number of direct policies - variable universal life	47,473	46,863	46,311	45,714	45,208
Direct face amounts - variable universal life	$5,897,007	$5,813,938	$5,750,019	$5,678,574	$5,603,017

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
		(Dollars in thousands)
Annuity
Balance - beginning of period	$84,712	$83,269	$82,396	$82,653	$83,352
Capitalization:
Commissions	2,547	2,433	2,909	1,976	1,868
Expenses	306	200	297	220	233
Total capitalization	2,853	2,633	3,206	2,196	2,101
Amortization - operating basis, before impact of unlocking	(4,124)	(2,875)	(2,821)	(2,790)	(2,748)
Amortization - unlocking, operating basis	—	—	—	1,630	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(172)	(631)	(128)	(337)	29
Balance - end of period	$83,269	$82,396	$82,653	$83,352	$82,734

Life Insurance
Balance - beginning of period	$193,091	$194,351	$199,266	$205,065	$209,078
Capitalization:
Commissions	3,616	6,699	5,682	5,024	4,027
Expenses	2,292	2,958	3,014	3,134	2,725
Deferral of sales inducements	98	691	393	319	70
Total capitalization	6,006	10,348	9,089	8,477	6,822
Amortization - operating basis, before impact of unlocking	(3,959)	(4,569)	(3,080)	(3,573)	(4,896)
Amortization - unlocking, operating basis	(1,554)	—	—	(959)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	767	(864)	(210)	68	(186)
Balance - end of period	$194,351	$199,266	$205,065	$209,078	$210,818

Corporate and Other
Balance - beginning of period	$98,446	$95,063	$94,984	$95,286	$91,361
Capitalization:
Commissions	232	284	313	238	144
Deferral of sales inducements	4	15	8	5	1
Total capitalization	236	299	321	243	145
Amortization - operating basis, before impact of unlocking	(549)	(1,643)	(283)	(3,036)	(499)
Amortization - unlocking, operating basis	(2,795)	1,491	—	(926)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(275)	(226)	264	(206)	1,218
Balance - end of period	$95,063	$94,984	$95,286	$91,361	$92,225

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
		(Dollars in thousands)
Total
Balance - beginning of period	$376,249	$372,683	$376,646	$383,004	$383,791
Capitalization:
Commissions	6,395	9,416	8,904	7,238	6,039
Expenses	2,598	3,158	3,311	3,354	2,958
Deferral of sales inducements	102	706	401	324	71
Total capitalization	9,095	13,280	12,616	10,916	9,068
Amortization - operating basis, before impact of unlocking	(8,632)	(9,087)	(6,184)	(9,399)	(8,143)
Amortization - unlocking, operating basis	(4,349)	1,491	—	(255)	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	320	(1,721)	(74)	(475)	1,061
Balance - end of period	372,683	376,646	383,004	383,791	385,777
Impact of realized/unrealized gains/losses in AOCI	(169,385)	(172,320)	(153,936)	(83,327)	(67,211)
Deferred acquisition costs	$203,298	$204,326	$229,068	$300,464	$318,566

FBL Financial Group, Inc.
Collected Premiums

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
		(Dollars in thousands)
Annuity
Individual:
First year	$35,496	$28,100	$41,140	$30,247	$33,499
Renewal	21,170	26,112	36,136	29,367	23,172
Total individual	56,666	54,212	77,276	59,614	56,671
Group	4,832	3,516	1,988	2,760	1,706
Total Annuity	61,498	57,728	79,264	62,374	58,377

Life Insurance
Direct:
Universal life:
First year	7,854	13,958	17,944	24,123	19,113
Renewal	12,068	13,286	14,217	14,899	13,815
Total universal life	19,922	27,244	32,161	39,022	32,928
Participating whole life:
First year	2,510	2,753	3,202	2,817	2,922
Renewal	22,950	23,875	24,119	24,968	23,342
Total participating whole life	25,460	26,628	27,321	27,785	26,264
Term life and other:
First year	2,637	2,748	2,915	2,879	2,678
Renewal	18,382	19,406	19,476	19,889	19,992
Total term life and other	21,019	22,154	22,391	22,768	22,670
Total direct life insurance	66,401	76,026	81,873	89,575	81,862
Reinsurance	(4,548)	(4,726)	(5,220)	(5,113)	(4,915)
Total Life Insurance	61,853	71,300	76,653	84,462	76,947

Corporate and Other
Variable, net of reinsurance	15,684	16,019	19,478	18,680	14,809
Accident and health, net of reinsurance	36	275	59	39	32
Total Corporate and Other	15,720	16,294	19,537	18,719	14,841

Total collected premiums	$139,071	$145,322	$175,454	$165,555	$150,165

FBL Financial Group, Inc.
Other Information

	September 30,	December 31,	March 31,	June 30,	September 30,
	2012	2012	2013	2013	2013
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$—	$—	$25,000
Senior notes with affiliates, due 2015	50,000	50,000	50,000	50,000	—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	147,000	147,000	147,000	147,000	122,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	914,917	919,338	943,174	968,441	898,256
Total capitalization, excluding AOCI	1,064,917	1,069,338	1,093,174	1,118,441	1,023,256

Accumulated other comprehensive income	288,432	289,853	295,757	164,788	135,316
Total capitalization, including AOCI	$1,353,349	$1,359,191	$1,388,931	$1,283,229	$1,158,572

Common shares outstanding	25,933,171	25,475,074	25,563,170	25,614,196	24,717,212

Book Value per Share:
Excluding AOCI	$35.28	$36.09	$36.90	$37.81	$36.34
Including AOCI	46.40	47.47	48.47	44.24	41.82

Debt-to-Capital Ratio:
Excluding AOCI	13.8%	13.7%	13.4%	13.1%	11.9%
Including AOCI	10.9	10.8	10.6	11.5	10.5

Debt-to-Capital Ratio with 100% Credit for Trust Preferred Securities:
Excluding AOCI	4.7%	4.7%	4.6%	4.5%	2.4%
Including AOCI	3.7	3.7	3.6	3.9	2.2

Class A Common Ownership:
Iowa Farm Bureau Federation	59.7%	60.8%	60.4%	60.3%	59.7%
Other Farm Bureau entities	6.1	6.2	5.7	5.7	5.9
Public	34.2	33.0	33.9	34.0	34.4
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	September 30,	December 31,	March 31,	June 30,	September 30,
	2012	2012	2013	2013	2013

Quality of Fixed Maturity Securities:
AAA, AA, A	63.2%	61.9%	62.2%	62.7%	61.9%
BBB	32.1	32.8	32.8	32.9	33.5
BB	2.9	3.4	3.0	2.6	2.8
<BB	1.8	1.9	2.0	1.8	1.8

Investment by Type:
Fixed maturity securities	63.7%	64.1%	65.5%	66.2%	66.9%
Residential mortgage-backed	9.9	9.4	9.0	8.4	7.7
Commercial mortgage-backed	7.3	7.1	6.7	6.3	6.1
Other asset-backed	7.3	6.9	6.3	6.5	6.6
Mortgage loans	7.7	7.8	7.7	8.1	8.1
Equity securities	1.2	1.2	1.1	1.1	1.2
Other	2.9	3.5	3.7	3.4	3.4

Agent Strength Totals:
8-state Farm Bureau Property & Casualty channel	1,148	1,127	1,129	1,111	1,088
7 life partner states (1)	693	687	686	682	681
Total	1,841	1,814	1,815	1,793	1,769

(1) With the commencement of operations of Greenfields Life Insurance Company during the first quarter of 2013, Colorado is now included in our life partner states total.

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity Income (Loss):
Low income housing tax credit partnerships	$(1,430)	$(604)	$(1,346)	$(1,540)	$(1,473)
Other equity method investments	786	704	639	1,295	148
	(644)	100	(707)	(245)	(1,325)
Income Taxes:
Taxes on equity income (loss)	225	(35)	247	87	463
Investment tax credits	1,477	1,309	1,772	2,686	2,691
Equity income (loss), net of related income taxes	$1,058	$1,374	$1,312	$2,528	$1,829